UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2007

TechnoConcepts, Inc.
(Exact name of registrant as specified in charter)

Colorado	000-12382	84-1605055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Blvd., Suite 202
Van Nuys, CA 91411
(Address of principal executive offices) (Zip Code)

(818) 988-3364
Registrant’s telephone number, including area code

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

TechnoConcepts, Inc., a Colorado corporation (the “Company”) has entered into subscription agreements with various institutional and individual investors under which the Company has completed a private placement of 200 investment units (the “Units”), at a purchase price of $30,000 per Unit or $6,000,000 in the aggregate. The net proceeds received by the Company in the offering were $5,376,284, to be used primarily to accelerate the development and commercialization of the Company’s True Software Radio® technology and for working capital purposes.

Except as noted in the next sentence, each Unit consists of:

•
an 8% secured convertible debenture, due 18 months from the date of issuance, in the principal amount of $30,000, such debenture convertible into 20,000 shares of the Company’s common stock, no par value (the “Common Stock”) at the rate of $1.50 per share (subject to adjustment);

•	five-year warrants exercisable for 10,000 shares of Common Stock at an exercise price of $1.90 per share (subject to adjustment); and

•	five-year warrants exercisable for 10,000 shares of Common Stock at an exercise price of $2.75 per share (subject to adjustment).

One investor, which purchased $2,250,000 of Units, was also issued additional warrants exercisable for an aggregate of 3,000,000 shares of Common Stock as follows: (i) an 18-month warrant exercisable for 1,500,000 shares of Common Stock at an exercise price of $2.00 per share (subject to adjustment); (ii) a five-year warrant exercisable for 750,000 shares of Common Stock at an exercise price of $2.50 per share (subject to adjustment); and (iii) a five-year warrant exercisable for 750,000 shares of Common Stock at an exercise price of $3.50 per share (subject to adjustment). This investor paid no additional consideration for the additional warrants.

If the 8% secured convertible debentures and the warrants issued in the offering were to be converted or exercised, as applicable, in full for shares of Common Stock, the Company would issue an aggregate of 9,500,000 shares of Common Stock, subject to adjustments, representing [ ]% of the total number of shares of Common Stock currently outstanding (inclusive of such shares).

The following is a summary description of certain of the terms of the above-referenced securities. It does not purport to be a complete description of the securities, the rights of the investors in such securities, the parties’ rights and obligations under the subscription agreements or the related security agreement and subsidiary guarantee, or the transactions contemplated by such agreements. This description is qualified in its entirety by the terms of the subscription agreements (including the schedules and exhibits thereto), the security agreement and the subsidiary guarantee, as well as the form of the 8% secured convertible debentures and the warrants, each of which has been filed as an exhibit to this Current Report on Form 8-K.

8% Secured Convertible Debentures

Interest

The outstanding principal of the 8% secured convertible debentures will bear interest at the rate of eight percent (8%) per annum. The Company is to pay interest on any such debenture (i) at the time the holder thereof elects to convert some or all of the principal amount of such debenture into shares of Common Stock, and (ii) upon maturity of such debenture. Interest is payable in cash.

Conversion

Each of the 8% secured convertible debentures is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price of $1.50 per share, subject to certain customary adjustments (for example, in the event of a stock split or stock dividend). However, each of the 8% secured convertible debentures provides that a holder will not have the right to convert any portion of such debenture if, after giving effect to the conversion, such holder (together with the holder’s affiliates and any other person or entity acting as a group together with such holder or any of the holder’s affiliates) would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the debenture. At the holder’s election, this beneficial ownership limitation may be changed to 9.99%.

Forced Conversion

After the six month anniversary of the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended, with the Securities and Exchange Commission covering the resale of the shares of Common Stock to be issued upon conversion of the 8% secured convertible debentures and the shares of Common Stock to be issued upon exercise of the warrants, the Company has the right to force holders of the 8% secured convertible debentures to convert all or any part of the then outstanding principal amount of such debentures into shares of Common Stock, provided that all of the following conditions are met through the date of the forced conversion:

•	the Company shall have honored all conversions and redemptions scheduled to occur or occurring;

•	the Company shall have paid all liquidated damages and other amounts owing to holders in respect of their debentures;

•
the registration statement enables holders to utilize the prospectus therein to resell all of the shares issuable in accordance with the transaction documents, and the Company, believes, in good faith, that the registration statement will remain effective for the foreseeable future;

•
the Common Stock is trading on a “Trading Market” (defined to include the Nasdaq Over-The-Counter Bulletin Board), and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future;

•	there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the shares issuable under the transaction documents;

•	there is no existing “Event of Default” (as defined in the debentures) or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default;

•	the issuance of the shares issuable upon conversion in full of the debentures in connection with a forced conversion would not violate the beneficial ownership limitations described above;

•
there has been no public announcement of a pending or proposed “Fundamental Transaction” (as defined in the debentures) or “Change of Control Transaction” (as defined in the debentures) that has not been consummated;

•	the holders are not in possession of any information that constitutes, or may constitute, material non-public information; and

•
for a period of 20 consecutive trading days prior to the applicable date of the forced conversion, the daily trading volume for the Common Stock on the principal Trading Market exceeds 100,000 shares per trading day and the volume weighted average price on each trading day exceeds $6.00 per share (subject to adjustment for forward and reverse stock splits and the like).

Negative Covenants

As long as more than 20% of the aggregate principal amount of the 8% secured convertible debentures issued on the original issue date under the subscription agreements remains outstanding and unconverted, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written approval of holders of such debentures owning more than a majority of the outstanding principal amount of such debentures:

•	enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, other than Permitted Indebtedness (as defined in such debentures);

•	enter into, create, incur, assume or suffer to exist any liens of any kind on or with respect to any of its property or assets, other than Permitted Liens (as defined in such debentures);

•	amend its charter documents in any manner that materially and adversely affects any rights of the holders of the debentures;

•
repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of Common Stock or Common Stock Equivalents (as defined in the debentures), exclusive of securities issuable upon conversion or exercise of the securities issued in the offering;

•	pay cash dividends or distributions on any equity securities of the Company; or

•	enter into any agreement with respect to any of the foregoing.

Events of Default

The 8% secured convertible debentures define an “Event of Default” to mean any of the following events:

•
any default in the payment of the principal amount of any of such debentures, or any default in the payment of interest, liquidated damages and other amounts owing to a holder, as and when the same becomes due and payable;

•	the Company shall fail to observe or perform any other covenant or agreement contained in the debentures, which failure is not cured within 10 trading days;

•
the occurrence of a default or event of default under any of the transaction documents or any other material agreement, lease, document or instrument to which the Company or any subsidiary is obligated;

•
any representation or warranty made in the debentures or any of the other transaction documents, or any other report, financial statement or certificate made or delivered to the holders shall be untrue or incorrect in any material respect as of the date when made or deemed made;

•	the Company or any significant subsidiary becomes subject to a bankruptcy event;

•
the Company or any subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long-term leasing of factoring arrangement that (a) involves an obligation greater than $150,000, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

•	the Company provides notice at any time to any holder of the Company’s intention not to honor requests for conversions of any of the debentures in accordance with their terms;

•	the Common Stock shall not eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading within five trading days; or

•	the Company shall be party to a Change of Control Transaction.

Remedies upon Occurrence of an Event of Default

Upon the occurrence of an Event of Default, the outstanding principal amount of the 8% secured convertible debentures, together with accrued and unpaid interest, liquidated damages and other amounts owing in respect thereof, shall become, at the holders’option, immediately due and payable in cash at the “Mandatory Default Amount.” The Mandatory Default Amount is defined to mean the sum of -

(i) the greater of

(A) 130% of the outstanding principal amount of the debentures(150% in the event the Event of Default is the occurrence of a Change of Control Transaction), plus all accrued and unpaid interest thereon, or

(B) the outstanding principal amount of the debentures(135% of the outstanding principal amount of the debenture in the event the Event of Default is the occurrence of a Change in Control Transaction), plus all accrued and unpaid interest thereon, divided by the Conversion Price; and

(ii)  all other amounts, costs, expenses and liquidated damages due in respect of the debentures.

Milestone Defaults

The 8% secured convertible debentures also set forth “Milestone Defaults.” A Milestone Default will occur if the Company fails to achieve any of the following, as reported in its periodic filings on Form 10-QSB, 10-KSB or other applicable filings with the Securities and Exchange Commission:

•	revenue exceeding $12,000,000 and operating income (loss) exceeding ($2,000,000) for the period of January 1, 2007 through June 30, 2007;

•	revenue exceeding $29,000,000 and operating income exceeding $4,000,000 for the period of January 1, 2007 through September 30, 2007; and

•	revenue exceeding $47,000,000 and operating income exceeding $10,000,000 for the period January 1, 2007 through December 31, 2007.

If a Milestone Default occurs, the holders of the 8% secured convertible debentures can elect to have one-third of the initial principal amount of the debentures, plus accrued and unpaid interest, liquidated damages and other amounts owing in respect thereof, become immediately due and payable at the “Milestone Default Amount.” The Milestone Default Amount means the sum of:

(i) 120% (in the case of the first Milestone Default), 115% (in the case of the second Milestone Default) or 110% (in the case of the third Milestone Default) of the outstanding principal amount of the debentures;

(ii) all accrued and unpaid interest thereon; and

(iii) all other amounts, costs, expenses and liquidated damages due in respect of the debentures.

Grant of Security Interest

Under the terms of a security agreement, by and among the Company, its subsidiaries that have a provided a subsidiary guarantee (summarized below), Asante Networks, Inc. and TechnoConcepts, Inc. (Nevada), and the holders of the 8% secured convertible debentures, the Company and such subsidiaries have granted to such holders a security interest in essentially all of their property and assets other than the Company’s equity interests in its subsidiaries incorporated in Hong Kong or in the People’s Republic of China.

Inter-Creditor Agreement

Under the terms of an inter-creditor agreement entered into by the holders of the Company’s Series A secured subordinated promissory notes issued between May 2006 and January 2007 (the “Existing Creditors”) and the holders of the 8% secured convertible debentures (the “New Creditors”), the Existing Creditors and New Creditors have agreed that the Company’s indebtedness shall rank in the following order of priority:

1st	Any sums secured or owed to the holder of the Company’s 7% secured convertible debenture in the principal amount of $250,000;

2nd	Any sums secured or owed to Existing Creditors who are not parties to the inter-creditor agreement; and

3rd
Any sums secured or owed to the Existing Creditors who are parties to the inter-creditor agreement or the New Creditors, on a par with and pro rata, in proportion to the outstanding principal amount of the Company’s indebtedness to each such Creditor at any given time that a determination thereof is to be made.

Subsidiary Guarantee

Under the terms of the subsidiary guarantee, Asante Networks, Inc. and TechnoConcepts, Inc. (Nevada), as the guarantors, have, jointly and severally, unconditionally and irrevocably guaranteed to the investors in the 8% secured convertible debentures the prompt and complete payment and performance by the Company when due of the “Obligations.” “Obligations” is defined to mean all of the obligations and undertakings of the Company under the debentures, the subscription agreement, the security agreement, and the warrants, or any future agreement or obligations undertaken by the Company to the investors in connection therewith, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by the investors in enforcing any of such obligations and/or the subsidiary guarantee.

So long as any of the Obligations are outstanding, each of the guarantors has agreed that it will not, directly or indirectly:

•
enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind that is senior to, or on a par with, the guarantor’s obligations under the subsidiary guarantee in an amount greater than $150,000;

•
enter into, create, incur, assume or suffer to exist any liens of any kind on or with respect to any of its property or assets that now owned that is senior to, in any respect, the guarantor’s obligations under the subsidiary guarantee in an amount greater than $150,000;

•	amend its charter documents so as to adversely affect any rights of the investors in the debentures;

•	repay, repurchase or offer to replay, repurchase or otherwise acquire more than a de minimis number of shares of its common stock or common stock equivalents; or

•	enter into any agreement with respect to any of the foregoing.

Warrants

In addition to the terms of the warrants and additional warrants described above, the form of such warrants and additional warrants provide for the following:

•
If, at any time after one year from the date of grant of the warrant, there is no effective registration statement registering the resale of the shares of Common Stock underlying the warrant by the holder, the warrant may be exercised by means of a “cashless exercise” (i.e., the holder may exchange the warrant, in whole or in part, for shares of Common Stock), with the number of shares to be issued in such exchange determined according to the following formula:

X = Y(A-B)
            A

Where X =	the number of warrant shares to be issued to the holder

Y =
the number of warrant shares for which the warrant is being exercised (which shall include both the number of warrant shares issued to the holder and the number of warrant shares subject to the portion of the warrant being exchanged in payment of the warrant price)

A =	the closing bid price of the Common Stock on the trading day immediately preceding the exchange date; and

B =	the warrant price then in effect

•	The warrants are freely transferable, with any registration rights to which a warrant may then be subject being transferred with the warrant to a subsequent purchaser.

•	Exercise of any warrant is subject to the same beneficial ownership limitations applicable to the 8% secured convertible debentures.

Registration Rights

Under the terms of the subscription agreements, the Company has agreed to prepare and file, within 30 days of the final closing of the offering (which occurred on February 21, 2007), a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission to permit the resale of all the shares to be issued upon conversion of the 8% secured convertible debentures and the shares issuable upon exercise of the warrants. The Company is to use its best efforts to cause the registration to become effective:

•	within 90 days from the final closing (in the event the Commission reviews the registration statement);

•	within 60 days from the final closing (in the event the Commission notifies the Company that the Commission will not review the registration statement); or

•	three business days from Commission clearance to request acceleration of effectiveness.

If not all the registrable securities (i.e., the shares of Common Stock issuable upon conversion of the debentures and upon exercise of the warrants) are registered in the registration statement, the Company is obligated to prepare and file, within 120 days of effectiveness of the registration statement, a further registration statement under the Securities Act of 1933, as amended, sufficient to permit the resale of all of the registrable securities not registered in the initial registration statement, plus all shares of Common Stock underlying additional warrants. The Company will use its best efforts to cause such further registration statement to become effective:

•	within 90 days from filing such registration statement (in the event the Commission reviews the registration statement);

•	within 60 days from filing such registration statement (in the event the Commission notifies the Company that the Commission will not review the registration statement); or

•	three business days from Commission clearance to request acceleration of effectiveness.

In the event that a registration statement is not filed or declared effective by the Commission within the required time frames described above, or such registration statement is not maintained as effective by the Company for the “Effectiveness Period,” then the Company is to pay the investors, as partial compensation for such failure and not as a penalty, 1.0% of the purchase price of the registrable securities purchased from the Company in the offering for each month (or portion thereof) in which such failure occurs until the registration statement has been declared effective. Such payments are to be made in cash no later than the fifth business day following the month in which the registration default occurred.

In addition to the registration rights described above, in general, if the Company proposes to register any of its equity securities under the Securities Act, the Company is obligated to give written notice to the investors in the Units of its intention to do so and, upon the written request of any investor in the Units, the Company is obligated to use it best efforts to effect the registration of the registrable securities held by such investor(s) in the registration statement. In the event of an underwritten offering of the Company’s securities, the number of Registrable Securities to be included in the registration statement may, under certain circumstances, be reduced on a pro rata basis.

Placement Agent Engagement Letter

Under the terms of a placement agent engagement letter, dated Janaury 19, 2007, the Company is obligated to pay to Westminster Securities Corporation, as placement agent, the following:

•	cash compensation equal to 7% of the gross cash proceeds received by the Company from the sale of the Units; and

•
warrants to purchase shares of Common Stock in an amount equal to 9% of the share underlying the 8% secured convertible debentures and warrants sold in the offering, exercisable at the conversion price of the debentures or the exercise price of the warrants. The warrants issued to the placement agent, and the shares of Common Stock issuable upon exercise of such warrants, have registration, anti-dilution and other rights that are identical to the those securities included in or issuable upon sale of the Units.

Exemption from Registration Under the Securities Act of 1933, as Amended, Claimed

The subscription agreements include a representation and warranty by each of the investors in the securities issued and sold in the offering that the investor is, and on each date on which it converts any of the 8% secured convertible debentures and exercises any warrants or additional warrants, it will be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. The Company has relied on the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended, and Regulation D, Rule 506, promulgated thereunder. The Company did not engage in any public advertising or general solicitation in connection with the issuance of the securities issued under the subscription agreements.

Use of Proceeds

After payment of the placement agent fee and other estimated expenses of the private placement, the Company will have received net cash proceeds from the transaction of $5,376,284. The subscription agreements provide that the Company will use these funds for technology development and for working capital requirements. The Company has covenanted that it will not use the proceeds for the satisfaction of the Company’s debt other than (i) up to $475,000 in repayment of existing debt of the Company, and (ii) payment of trade payables in the ordinary course of the Company’s business and prior practices. Further, the Company will not use the proceeds to redeem any Common Stock or securities convertible or exercisable into Common Stock, or to settle any outstanding litigation.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

The Company’s issuance of the 8% secured convertible debentures under the terms of the subscription agreements has limited the rights of the Common Stock by virtue of the priority such securities have over the Common Stock in the event of a liquidation event. In addition, the 8% convertible debentures include a negative covenant by the Company that, in general, the Company will not (and will not permit any of its subsidiaries) to directly or indirectly repay, repurchase or offer to repay, repurchase or otherwise acquire more then a de minimis number of shares of its Common Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of 8% secured convertible debentures of TechnoConcepts, Inc.

4.2	Form of warrant to purchase shares of common stock of TechnoConcepts, Inc.

10.1	Form of Subscription Agreement, by and between TechnoConcepts, Inc. and an investor in the Units

10.2	Addendum to Subscription Agreement specifying an additional feature applicable to the additional warrants

10.3	Form of Security Agreement, by and among TechnoConcepts, Inc., each of the subsidiary guarantors, and the investors in the 8% secured convertible debentures

10.4	Form of subsidiary guarantee by the subsidiary guarantors in favor of the investors in the 8% secured convertible debentures

10.5	Placement Agent Agreement, dated January 19, 2007, between TechnoConcepts, Inc. and Westminster Securities Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnoConcepts, Inc.

Date: February 27, 2007	By:	/s/ Michael Handelman
Name: Michael Handelman
Title: Chief Financial Officer